                                                              Exhibit 99(e)(iii)

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT

                        (AMENDED AS OF FEBRUARY 16, 2006)

MONEY MARKET FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund          JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund                   JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund                                JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Market Fund                           JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund                                  JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund                               JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund                        One Group Government Money Market Fund
JPMorgan Michigan Municipal Money Market Fund                     One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund                              One Group Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund                         One Group Ohio Municipal Money Market Fund
JPMorgan Liquid Assets Money Market Fund                          One Group Prime Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund                     One Group U.S. Treasury Securities Money Market Fund

EQUITY FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund                                      JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund                                  JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                         JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund                                   JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund                                         JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund                             JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund                                JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund                                JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                         JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                      JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                                 JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                                   JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                                               JPMorgan Fleming Japan Fund
JPMorgan Intrepid International Fund                              JPMorgan Fleming Tax Aware International Opportunities Fund and
                                                                  JPMorgan Tax Aware International Opportunities Fund
JPMorgan Global Healthcare Fund                                   JPMorgan Global Healthcare Fund
JPMorgan Growth and Income Fund                                   JPMorgan Growth and Income Fund
JPMorgan International Equity Portfolio                           JPMorgan International Equity Portfolio

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Intrepid America Fund                                    JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund                                     JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi CapFund                                   JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian
                                                                  Fund (name effective until 4/10/06)
JPMorgan Intrepid Value Fund                                      JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund                                      JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund                                      JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund                                    JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund                                       JPMorgan Mid Cap Value Fund
JPMorgan Mid Cap Value Portfolio                                  JPMorgan Mid Cap Value Portfolio
JPMorgan Multi-Manager Small Cap Growth Fund                      JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund                       JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Small Cap Equity Fund                                    JPMorgan Small Cap Equity Fund
JPMorgan Small Company Portfolio                                  JPMorgan Small Company Portfolio
JPMorgan Tax Aware Disciplined Equity Fund                        JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund                          JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                           JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware U.S. Equity Fund                               JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Small Cap Core Fund                                      JPMorgan Trust Small Cap Equity Fund
JPMorgan U.S. Equity Fund                                         JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Equity Portfolio                     JPMorgan U.S. Large Cap Core Equity Portfolio
JPMorgan U.S. Small Company Fund                                  JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund                                     N/A
Undiscovered Managers Small Cap Growth Fund                       UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund                      Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                       Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund                                       Undiscovered Managers REIT Fund
JPMorgan Intrepid Mid Cap Fund                                    One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid
                                                                  Cap Fund
JPMorgan Equity Income Fund                                       One Group Equity Income Fund
JPMorgan Equity Index Fund                                        One Group Equity Index Fund
JPMorgan International Equity Index Fund                          One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund                                    One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                                     One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund                              One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund                            One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund                          One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                           One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund                                    One Group Real Estate Fund
JPMorgan Small Cap Growth Fund                                    One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                                     One Group Small Cap Value Fund
JPMorgan Technology Fund                                          One Group Technology Fund
JPMorgan Investment Trust Balanced Portfolio                      One Group Investment Trust Balanced Portfolio
JPMorgan Investment Trust Diversified Equity Portfolio            One Group Investment Trust Diversified Equity Portfolio
JPMorgan Investment Trust Diversified Mid Cap Portfolio           One Group Investment Trust Diversified Mid Cap Portfolio

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Investment Trust Equity Index Portfolio                  One Group Investment Trust Equity Index Portfolio
JPMorgan Investment Trust Large Cap Growth Portfolio              One Group Investment Trust Large Cap Growth Portfolio
JPMorgan Investment Trust Mid Cap Growth Portfolio                One Group Investment Trust Mid Cap Growth Portfolio
JPMorgan Investment Trust Mid Cap Value Portfolio                 One Group Investment Trust Mid Cap Value Portfolio
JPMorgan Tax Aware Core Equity Fund                               N/A
JPMorgan Tax Aware Diversified Equity Fund                        N/A
JPMorgan Tax Aware International Fund                             N/A
JPMorgan U.S. Large Cap Core Plus Fund                            N/A
JPMorgan Micro Cap Fund                                           N/A
Highbridge Statistical Market Neutral Fund                        N/A
JPMorgan Intrepid Long/Short Fund                                 N/A
JPMorgan Strategic Small Cap Value Fund (effective upon the
effectiveness of the Fund's registration statement)               N/A

FIXED INCOME FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                                                JPMorgan Bond Fund
JPMorgan Bond Portfolio                                           JPMorgan Bond Portfolio
JPMorgan California Tax Free Bond Fund                            JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund                                     JPMorgan Enhanced Income Fund
JPMorgan Emerging Markets Debt Fund                               JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Strategic Income Fund                                    JPMorgan Global Strategic Income Fund (name effective until
                                                                  5/19/06)
JPMorgan Intermediate Tax Free Bond Fund                          JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund                            JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                              JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund                                     JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                                  JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund                           JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Short-Intermediate Income Fund                 JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Arizona Municipal Bond Fund                              One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund                                           One Group Bond Fund
JPMorgan Government Bond Fund                                     One Group Government Bond Fund
JPMorgan High Yield Bond Fund                                     One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund                                      One Group Income Bond Fund
JPMorgan Intermediate Bond Fund                                   One Group Intermediate Bond Fund
JPMorgan Kentucky Municipal Bond Fund                             One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund                            One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund                             One Group Michigan Municipal Bond Fund

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mortgage-Backed Securities Fund                          One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund                                    One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund                                 One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund                                 One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund                           One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund                                       One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund                                   One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                               One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund                        One Group West Virginia Municipal Bond Fund
JPMorgan Investment Trust Bond Portfolio                          One Group Investment Trust Bond Portfolio
JPMorgan Investment Trust Government Bond Portfolio               One Group Investment Trust Government Bond Portfolio
JPMorgan Tax Aware Real Return Fund                               N/A
JPMorgan Real Return Fund                                         N/A

INVESTOR FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund                                   One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                        One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                            One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                                     One Group Investor Growth Fund

SMARTRETIREMENTFUNDS (EACH OF WHICH WILL BE ADDED AS OF THE EFFECTIVENESS OF THE POST-EFFECTIVE AMENDMENT ADDING THEM TO THE REGISTRATION STATEMENT)

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement Income Fund                              N/A
JPMorgan SmartRetirement 2010 Fund                                N/A
JPMorgan SmartRetirement 2015 Fund                                N/A
JPMorgan SmartRetirement 2020 Fund                                N/A
JPMorgan SmartRetirement 2030 Fund                                N/A
JPMorgan SmartRetirement 2040 Fund                                N/A

                                     * * * *

                              J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                              J.P. MORGAN MUTUAL FUND GROUP
                              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                              UNDISCOVERED MANAGERS FUNDS
                              J.P. MORGAN FLEMING SERIES TRUST
                              J.P. MORGAN SERIES TRUST II
                              JPMORGAN TRUST I
                              JPMORGAN TRUST II
                              JPMORGAN INVESTMENT TRUST
                              EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------


                              JPMORGAN DISTRIBUTION SERVICES, INC.

                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT

                     SHARES SUBJECT TO FRONT-END SALES LOAD

                        (AMENDED AS OF FEBRUARY 16, 2006)

EQUITY FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund                                      JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund                                  JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                         JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund                                   JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund                                         JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund                             JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund                                JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund                                JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                         JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                      JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                                 JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                                   JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                                               JPMorgan Fleming Japan Fund
JPMorgan Intrepid International Fund                              JPMorgan Fleming Tax Aware International Opportunities Fund and
                                                                  JPMorgan Tax Aware International Opportunities Fund (this name change effective 12/15/2005)
JPMorgan Global Healthcare Fund                                   JPMorgan Global Healthcare Fund
JPMorgan Growth and Income Fund                                   JPMorgan Growth and Income Fund
JPMorgan Intrepid America Fund                                    JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund                                     JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi Cap Fund                                  JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian
                                                                  Fund (name effective until 4/10/06)
JPMorgan Intrepid Value Fund                                      JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund                                      JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund                                      JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund                                    JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund                                       JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund                                    JPMorgan Small Cap Equity Fund
JPMorgan Tax Aware U.S. Equity Fund                               JPMorgan Tax Aware U.S. Equity Fund
JPMorgan U.S. Equity Fund                                         JPMorgan U.S. Equity Fund
Undiscovered Managers Small Cap Growth Fund                       UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund                      Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                       Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund                                       Undiscovered Managers REIT Fund
JPMorgan Intrepid Mid Cap Fund                                    One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid
                                                                  Cap Fund
JPMorgan Equity Income Fund                                       One Group Equity Income Fund
JPMorgan Equity Index Fund                                        One Group Equity Index Fund

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan International Equity Index Fund                          One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund                                    One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                                     One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund                              One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund                            One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund                          One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                           One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund                                    One Group Real Estate Fund
JPMorgan Small Cap Growth Fund                                    One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                                     One Group Small Cap Value Fund
JPMorgan Technology Fund                                          One Group Technology Fund
JPMorgan Value Advantage Fund                                     N/A
JPMorgan U.S. Large Cap Core Plus Fund                            N/A
JPMorgan Micro Cap Fund                                           N/A
Highbridge Statistical Market Neutral Fund                        N/A
JPMorgan Intrepid Long/Short Fund                                 N/A
JPMorgan Strategic Small Cap Value Fund (effective upon the
effectiveness of the Fund's registration statement)               N/A

FIXED INCOME FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                                                JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund                            JPMorgan California Bond Fund
JPMorgan Emerging Markets Debt Fund                               JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Enhanced Income Fund                                     JPMorgan Enhanced Income Fund
JPMorgan Strategic Income Fund                                    JPMorgan Global Strategic Income Fund (name effective until
                                                                  5/19/06)
JPMorgan Intermediate Tax Free Bond Fund                          JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund                            JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                              JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund                                     JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                                  JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund                           JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Arizona Municipal Bond Fund                              One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund                                           One Group Bond Fund
JPMorgan Government Bond Fund                                     One Group Government Bond Fund
JPMorgan High Yield Bond Fund                                     One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund                                      One Group Income Bond Fund
JPMorgan Intermediate Bond Fund                                   One Group Intermediate Bond Fund
JPMorgan Kentucky Tax Free Bond Fund                              One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund                            One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund                             One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund                          One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund                                    One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund                                 One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund                                 One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund                           One Group Short-Term Municipal Bond Fund

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Tax Free Bond Fund                                       One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund                                   One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                               One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund                        One Group West Virginia Municipal Bond Fund
JPMorgan Tax Aware Real Return Fund                               N/A
JPMorgan Real Return Fund                                         N/A

INVESTOR FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund                                   One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                        One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                            One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                                     One Group Investor Growth Fund

SMARTRETIREMENTFUNDS (EACH OF WHICH WILL BE ADDED AS OF THE EFFECTIVENESS OF THE POST-EFFECTIVE AMENDMENT ADDING THEM TO THE REGISTRATION STATEMENT)

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement Income Fund                              N/A
JPMorgan SmartRetirement 2010 Fund                                N/A
JPMorgan SmartRetirement 2015 Fund                                N/A
JPMorgan SmartRetirement 2020 Fund                                N/A
JPMorgan SmartRetirement 2030 Fund                                N/A
JPMorgan SmartRetirement 2040 Fund                                N/A

                                     * * * *

                              J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                              J.P. MORGAN MUTUAL FUND GROUP
                              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                              UNDISCOVERED MANAGERS FUNDS
                              J.P. MORGAN FLEMING SERIES TRUST
                              J.P. MORGAN SERIES TRUST II
                              JPMORGAN TRUST I
                              JPMORGAN TRUST II
                              JPMORGAN INVESTMENT TRUST
                              EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------


                              JPMORGAN DISTRIBUTION SERVICES, INC.

                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------

                                   SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT

                            DISTRIBUTION PLAN CLASSES
                        (AMENDED AS OF FEBRUARY 16, 2006)

NAME OF THE FUND

MONEY MARKET FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund -        JPMorgan 100% U.S. Treasury Securities Money Market Fund -
Morgan Class Shares                                               Morgan Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market Fund -        JPMorgan 100% U.S. Treasury Securities Money Market Fund -
Reserve Class Shares                                              Reserve Class Shares
JPMorgan California Municipal Money Market Fund - Morgan Class    JPMorgan California Tax Free Money Market Fund - Morgan
Shares                                                            Class Shares
JPMorgan California Municipal Money Market Fund - E*TRADE Class   N/A
Shares
JPMorgan Federal Money Market Fund - Morgan Class Shares          JPMorgan Federal Money Market Fund - Morgan Class Shares
JPMorgan Federal Money Market Fund - Reserve Class Shares         JPMorgan Federal Money Market Fund - Reserve Class Shares
JPMorgan New York Municipal Market Fund - Morgan Class Shares     JPMorgan New York Tax Free Money Market Fund - Morgan Class
                                                                  Shares
JPMorgan New York Municipal Market Fund - Reserve Class Shares    JPMorgan New York Tax Free Money Market Fund - Reserve Class
                                                                  Shares
JPMorgan New York Municipal Money Market Fund - E*TRADE Class     N/A
Shares
JPMorgan Prime Money Market Fund - Reserve Class Shares           JPMorgan Prime Money Market Fund - Reserve Class Shares
JPMorgan Prime Money Market Fund - Cash Management Shares         JPMorgan Prime Money Market Fund - Cash Management Shares
JPMorgan Tax Free Money Market Fund - Morgan Class Shares         JPMorgan Tax Free Money Market Fund - Morgan Class Shares
JPMorgan Tax Free Money Market Fund - Reserve Class Shares        JPMorgan Tax Free Money Market Fund - Reserve Class Shares
JPMorgan U.S. Government Money Market Fund - Morgan Class Shares  One Group Government Money Market Fund - Morgan Class Shares
JPMorgan U.S. Government Money Market Fund - Reserve Class Shares One Group Government Money Market Fund - Class A Shares
JPMorgan U.S. Government Money Market Fund --Service Shares       N/A
JPMorgan Michigan Municipal Money Market Fund -- Reserve Class    One Group Michigan Municipal Money Market Fund -- Class A Shares
Shares
JPMorgan Michigan Municipal Money Market Fund -- Morgan Class     One Group Michigan Municipal Money Market Fund -- Morgan Class
Shares                                                            Shares
JPMorgan Municipal Money Market Fund -- Service Shares            N/A
JPMorgan Municipal Money Market Fund -- Reserve Class Shares      One Group Municipal Money Market Fund -- Class A Shares
JPMorgan Municipal Money Market Fund --                           One Group Municipal Money Market Fund --

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
Morgan Class Shares                                               Morgan Class Shares
JPMorgan Municipal Money Market Fund - E*TRADE Class Shares       N/A
JPMorgan Ohio Municipal Money Market Fund -- Reserve Class        One Group Ohio Municipal Money Market Fund -- Class A Shares
Shares
JPMorgan Ohio Municipal Money Market Fund -- Morgan Class Shares  One Group Ohio Municipal Money Market Fund -- Morgan Class
                                                                  Shares
JPMorgan Liquid Assets Money Market Fund -- Reserve Class Shares  One Group Prime Money Market Fund -- Class A Shares
JPMorgan Liquid Assets Money Market Fund -- Morgan Class Shares   One Group Prime Money Market Fund -- Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund -- Service Shares        N/A
JPMorgan U.S. Treasury Plus Money Market Fund -- Reserve Class    One Group U.S. Treasury Securities Money Market Fund -- Class A
Shares                                                            Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Morgan Class     One Group U.S. Treasury Securities Money Market Fund -- Morgan
Shares                                                            Class Shares

EQUITY FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund -- Class A Shares                    JPMorgan Capital Growth Fund -- Class A Shares
JPMorgan Disciplined Equity Fund -- Class A Shares                JPMorgan Disciplined Equity Fund -- Class A Shares
JPMorgan Diversified Fund -- Class A Shares                       JPMorgan Diversified Fund -- Class A Shares
JPMorgan Dynamic Small Cap Fund -- Class A Shares                 JPMorgan Dynamic Small Cap Fund -- Class A Shares
JPMorgan Asia Equity Fund  -- Class A Shares                      JPMorgan Fleming Asia Equity Fund  -- Class A Shares
JPMorgan Emerging Markets Equity Fund -- Class A Shares           JPMorgan Fleming Emerging Markets Equity Fund -- Class A Shares
JPMorgan International Equity Fund -- Class A Shares              JPMorgan Fleming International Equity Fund -- Class A Shares
JPMorgan International Growth Fund -- Class A Shares              JPMorgan Fleming International Growth Fund -- Class A Shares
JPMorgan International Opportunities Fund -- Class A Shares       JPMorgan Fleming International Opportunities Fund -- Class A
                                                                  Shares
JPMorgan International Small Cap Equity Fund -- Class A Shares    JPMorgan Fleming International Small Cap Equity Fund -- Class A
                                                                  Shares
JPMorgan International Value Fund -- Class A Shares               JPMorgan Fleming International Value Fund -- Class A Shares
JPMorgan Intrepid European Fund -- Class A Shares                 JPMorgan Fleming Intrepid European Fund -- Class A Shares
JPMorgan Japan Fund -- Class A Shares                             JPMorgan Fleming Japan Fund -- Class A Shares
JPMorgan Intrepid International Fund -- Class A Shares            JPMorgan Fleming Tax Aware International Opportunities Fund --
                                                                  Class A Shares and JPMorgan Tax Aware International
                                                                  Opportunities Fund - Class A Shares

JPMorgan Global Healthcare Fund -- Class A Shares                 JPMorgan Global Healthcare Fund -- Class A Shares

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Growth and Income Fund -- Class A Shares                 JPMorgan Growth and Income Fund -- Class A Shares
JPMorgan Intrepid America Fund -- Class A Shares                  JPMorgan Intrepid America Fund -- Class A Shares
JPMorgan Intrepid Growth Fund -- Class A Shares                   JPMorgan Intrepid Growth Fund -- Class A Shares
JPMorgan Intrepid Multi Cap Fund -- Class A Shares                JPMorgan Intrepid Investor Fund -- Class A Shares and JPMorgan
                                                                  Intrepid Contrarian Fund - Class A (name effective until
                                                                  4/10/06)
JPMorgan Intrepid Value Fund -- Class A Shares                    JPMorgan Intrepid Value Fund -- Class A Shares
JPMorgan Market Neutral Fund -- Class A Shares                    JPMorgan Market Neutral Fund -- Class A Shares
JPMorgan Mid Cap Equity Fund -- Class A Shares                    JPMorgan Mid Cap Equity Fund -- Class A Shares
JPMorgan Growth Advantage Fund -- Class A Shares                  JPMorgan Mid Cap Growth Fund -- Class A Shares
JPMorgan Mid Cap Value Fund -- Class A Shares                     JPMorgan Mid Cap Value Fund -- Class A Shares
JPMorgan Small Cap Equity Fund -- Class A Shares                  JPMorgan Small Cap Equity Fund -- Class A Shares
JPMorgan Tax Aware U.S. Equity Fund -- Class A Shares             JPMorgan Tax Aware U.S. Equity Fund -- Class A Shares
JPMorgan U.S. Equity Fund -- Class A Shares                       JPMorgan U.S. Equity Fund -- Class A Shares
Undiscovered Managers Small Cap Growth Fund -- Class A Shares     UM Small Cap Growth Fund -- Class A Shares
Undiscovered Managers Behavioral Growth Fund - Class A Shares     Undiscovered Managers Behavioral Growth Fund - Class A Shares
Undiscovered Managers Behavioral Growth Fund -- Investor Class    Undiscovered Managers Behavioral Growth Fund -- Investor Class
Shares                                                            Shares
Undiscovered Managers Behavioral Value Fund -- Class A Shares     Undiscovered Managers Behavioral Value Fund -- Class A Shares
JPMorgan Realty Income Fund -- Class A Shares                     Undiscovered Managers REIT Fund -- Class A Shares
JPMorgan Intrepid Mid Cap Fund -- Class A Shares                  One Group Diversified Mid Cap Fund -- Class A Shares and
                                                                  JPMorgan Diversified Mid Cap Fund -- Class A Shares
JPMorgan Equity Income Fund -- Class A Shares                     One Group Equity Income Fund -- Class A Shares
JPMorgan Equity Index Fund -- Class A Shares                      One Group Equity Index Fund -- Class A Shares
JPMorgan International Equity Index Fund -- Class A Shares        One Group International Equity Index Fund -- Class A Shares
JPMorgan Large Cap Growth Fund -- Class A Shares                  One Group Large Cap Growth Fund -- Class A Shares
JPMorgan Large Cap Value Fund -- Class A Shares                   One Group Large Cap Value Fund -- Class A Shares
JPMorgan Market Expansion Index Fund -- Class A Shares            One Group Market Expansion Index Fund -- Class A Shares
JPMorgan Multi-Cap Market Neutral Fund - Class A Shares           One Group Market Neutral Fund - Class A Shares
JPMorgan Diversified Mid Cap Growth Fund -- Class A Shares        One Group Mid Cap Growth Fund -- Class A Shares
JPMorgan Diversified Mid Cap Value Fund -- Class A Shares         One Group Mid Cap Value Fund -- Class A Shares
JPMorgan U.S. Real Estate Fund -- Class A Shares                  One Group Real Estate Fund -- Class A Shares
JPMorgan Small Cap Growth Fund -- Class A Shares                  One Group Small Cap Growth Fund -- Class A Shares

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Cap Value Fund -- Class A Shares                   One Group Small Cap Value Fund -- Class A Shares
JPMorgan Technology Fund - Class A Shares                         One Group Technology Fund - Class A Shares
JPMorgan Value Advantage Fund - Class A Shares                    N/A
JPMorgan U.S. Large Cap Core Plus Fund - Class A Shares           N/A
JPMorgan Micro Cap Fund  -- Class A Shares                        N/A
Highbridge Statistical Market Neutral Fund - Class A Shares       N/A
JPMorgan Intrepid Long/Short Fund - Class A Shares                N/A
JPMorgan Strategic Small Cap Value Fund - Class A Shares          N/A
(effective upon the effectiveness of the Fund's registration statement)

FIXED INCOME FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund -- Class A Shares                              JPMorgan Bond Fund -- Class A Shares
JPMorgan California Tax Free Bond Fund -- Class A Shares          JPMorgan California Bond Fund -- Class A Shares
JPMorgan Emerging Markets Debt Fund - Class A Shares              JPMorgan Fleming Emerging Markets Debt Fund - Class A Shares
JPMorgan Enhanced Income Fund -- Class A Shares                   JPMorgan Enhanced Income Fund -- Class A Shares
JPMorgan Strategic Income Fund -- Class A Shares                  JPMorgan Global Strategic Income Fund -- Class A Shares (name effective until 5/19/06)
JPMorgan Strategic Income Fund -- M Class Shares                  JPMorgan Global Strategic Income Fund -- M Class Shares (name effective until 5/19/06)
JPMorgan Intermediate Tax Free Bond Fund -- Class A Shares        JPMorgan Intermediate Tax Free Income Fund -- Class A Shares
JPMorgan New Jersey Tax Free Bond Fund -- Class A Shares          JPMorgan New Jersey Tax Free Income Fund -- Class A Shares
JPMorgan New York Tax Free Bond Fund -- Class A Shares            JPMorgan New York Intermediate Tax Free Income Fund -- Class A
                                                                  Shares
JPMorgan Short Term Bond Fund -- Class A Shares                   JPMorgan Short Term Bond Fund -- Class A Shares
JPMorgan Short Term Bond Fund II -- Class A Shares                JPMorgan Short Term Bond Fund II -- Class A Shares
JPMorgan Tax Aware Enhanced Income Fund -- Class A Shares         JPMorgan Tax Aware Enhanced Income Fund -- Class A Shares
JPMorgan Arizona Municipal Bond Fund -- Class A Shares            One Group Arizona Municipal Bond Fund -- Class A Shares
JPMorgan Core Bond Fund -- Class A Shares                         One Group Bond Fund -- Class A Shares
JPMorgan Government Bond Fund -- Class A Shares                   One Group Government Bond Fund -- Class A Shares
JPMorgan High Yield Bond Fund -- Class A Shares                   One Group High Yield Bond Fund -- Class A Shares
JPMorgan Core Plus Bond Fund -- Class A Shares                    One Group Income Bond Fund -- Class A Shares
JPMorgan Intermediate Bond Fund -- Class A Shares                 One Group Intermediate Bond Fund -- Class A Shares

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Kentucky Municipal Bond Fund - Class A Shares            One Group Kentucky Municipal Bond Fund - Class A Shares
JPMorgan Louisiana Municipal Bond Fund -- Class A Shares          One Group Louisiana Municipal Bond Fund -- Class A Shares
JPMorgan Michigan Municipal Bond Fund -- Class A Shares           One Group Michigan Municipal Bond Fund -- Class A Shares
JPMorgan Mortgage-Backed Securities Fund - Class A Shares         One Group Mortgage Backed Securities Fund - Class A Shares
JPMorgan Municipal Income Fund -- Class A Shares                  One Group Municipal Income Fund -- Class A Shares
JPMorgan Ohio Municipal Bond Fund -- Class A Shares               One Group Ohio Municipal Bond Fund -- Class A Shares
JPMorgan Short Duration Bond Fund -- Class A Shares               One Group Short-Term Bond Fund -- Class A Shares
JPMorgan Short Term Municipal Bond Fund -- Class A Shares         One Group Short-Term Municipal Bond Fund -- Class A Shares
JP Morgan Tax Free Bond Fund -- Class A Shares                    One Group Tax-Free Bond Fund -- Class A Shares
JP Morgan Treasury & Agency Fund -- Class A Shares                One Group Treasury & Agency Fund -- Class A Shares
JP Morgan Ultra Short Term Bond Fund -- Class A Shares            One Group Ultra Short-Term Bond Fund -- Class A Shares
JP Morgan West Virginia Municipal Bond Fund -- Class A Shares     One Group West Virginia Municipal Bond Fund -- Class A Shares
JPMorgan Tax Aware Real Return Fund - Class A Shares              N/A
JPMorgan Real Return Fund - Class A Shares                        N/A

INVESTOR FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Group Investor Balanced Fund -- Class A Shares           One Group Investor Balanced Fund -- Class A Shares
JP Morgan Conservative Growth Fund -- Class A Shares              One Group Investor Conservative Growth Fund -- Class A Shares
JPMorgan Investor Growth & Income Fund -- Class A Shares          One Group Investor Growth & Income Fund -- Class A Shares
JPMorgan Investor Growth Fund -- Class A Shares                   One Group Investor Growth Fund -- Class A Shares

SMARTRETIREMENTFUNDS (EACH OF WHICH WILL BE ADDED AS OF THE EFFECTIVENESS OF THE POST-EFFECTIVE AMENDMENT ADDING THEM TO THE REGISTRATION STATEMENT)

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------

                                       D-5

JPMorgan SmartRetirement Income Fund - Class A Shares             N/A
JPMorgan SmartRetirement 2010 Fund - Class A Shares               N/A
JPMorgan SmartRetirement 2015 Fund - Class A Shares               N/A
JPMorgan SmartRetirement 2020 Fund - Class A Shares               N/A
JPMorgan SmartRetirement 2030 Fund - Class A Shares               N/A
JPMorgan SmartRetirement 2040 Fund - Class A Shares               N/A

                                     * * * *

                              J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                              J.P. MORGAN MUTUAL FUND GROUP
                              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                              UNDISCOVERED MANAGERS FUNDS
                              J.P. MORGAN FLEMING SERIES TRUST
                              J.P. MORGAN SERIES TRUST II
                              JPMORGAN TRUST I
                              JPMORGAN TRUST II
                              JPMORGAN INVESTMENT TRUST
                              EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------


                              JPMORGAN DISTRIBUTION SERVICES, INC.

                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------

                                   SCHEDULE F
                          TO THE DISTRIBUTION AGREEMENT

                                  CDSC CLASSES
                                (CLASS C SHARES)
                        (AMENDED AS OF FEBRUARY 16, 2006)

NAME OF THE FUND

MONEY MARKET FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Prime Money Market Fund -- Class C Shares                JPMorgan Prime Money Market Fund -- Class C Shares
JPMorgan Liquid Assets Money Market Fund -- Class C Shares        One Group Prime Money Market Fund -- Class C Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Class C Shares   One Group U.S. Treasury Securities Money Market Fund -- Class C
                                                                  Shares

EQUITY FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund -- Class C Shares                    JPMorgan Capital Growth Fund -- Class C Shares
JPMorgan Diversified Fund -- Class C Shares                       JPMorgan Diversified Fund -- Class C Shares
JPMorgan Dynamic Small Cap Fund -- Class C Shares                 JPMorgan Dynamic Small Cap Fund -- Class C Shares
JPMorgan Emerging Markets Equity Fund -- Class C Shares           N/A
JPMorgan International Equity Fund -- Class C Shares              JPMorgan Fleming International Equity Fund -- Class C Shares
JPMorgan Intrepid European Fund -- Class C Shares                 JPMorgan Fleming Intrepid European Fund -- Class C Shares
JPMorgan Global Healthcare Fund -- Class C Shares                 JPMorgan Global Healthcare Fund -- Class C Shares
JPMorgan Growth Advantage Fund -- Class C Shares                  JPMorgan Mid Cap Growth Fund -- Class C Shares
JPMorgan Growth and Income Fund -- Class C Shares                 JPMorgan Growth and Income Fund -- Class C Shares
JPMorgan Intrepid America Fund -- Class C Shares                  JPMorgan Intrepid America Fund -- Class C Shares
JPMorgan Intrepid Growth Fund -- Class C Shares                   JPMorgan Intrepid Growth Fund -- Class C Shares
JPMorgan Intrepid Multi Cap Fund -- Class C Shares                JPMorgan Intrepid Investor Fund -- Class C Shares
                                                                  and JPMorgan Intrepid Contrarian Fund - Class C Shares (name effective until 4/10/06)
JPMorgan Intrepid International Fund - Class C Shares             JPMorgan Tax Aware International Opportunities Fund - Class C
                                                                  Shares
JPMorgan Intrepid Value Fund -- Class C Shares                    JPMorgan Intrepid Value Fund -- Class C Shares
JPMorgan Japan Fund - Class C Shares                              N/A
JPMorgan Mid Cap Value Fund -- Class C Shares                     JPMorgan Mid Cap Value Fund -- Class C Shares
JPMorgan Small Cap Equity Fund - Class C Shares                   JPMorgan Small Cap Equity Fund - Class C Shares
JPMorgan Tax Aware U.S. Equity Fund -- Class C Shares             JPMorgan Tax Aware U.S. Equity Fund -- Class C Shares

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Equity Fund -- Class C Shares -- Class C Shares     JPMorgan U.S. Equity Fund -- Class C Shares
Undiscovered Managers Small Cap Growth Fund - Class C Shares      UM Small Cap Growth Fund -- Class C Shares
Undiscovered Managers Behavioral Growth Fund -- Class C Shares    Undiscovered Managers Behavioral Growth Fund -- Class C Shares
Undiscovered Managers Behavioral Value Fund -- Class C Shares     Undiscovered Managers Behavioral Value Fund -- Class C Shares
JPMorgan Realty Income Fund -- Class C Shares                     Undiscovered Managers REIT Fund -- Class C Shares
JPMorgan Intrepid Mid Cap Fund -- Class C Shares                  One Group Diversified Mid Cap Fund -- Class C Shares and
                                                                  JPMorgan Diversified Mid Cap Fund -- Class C Shares
JPMorgan Equity Income Fund -- Class C Shares                     One Group Equity Income -- Class C Shares
JPMorgan Equity Index Fund -- Class C Shares                      One Group Equity Index Fund -- Class C Shares
JPMorgan International Equity Index Fund - Class C Shares         One Group International Equity Index Fund - Class C Shares
JPMorgan Large Cap Growth Fund -- Class C Shares                  One Group Large Cap Growth Fund -- Class C Shares
JPMorgan Large Cap Value Fund -- Class C Shares                   One Group Large Cap Value Fund -- Class C Shares
JPMorgan Market Expansion Index Fund -- Class C Shares            One Group Market Expansion Index Fund -- Class C Shares
JPMorgan Multi-Cap Market Neutral Fund - Class C Shares           One Group Market Neutral Fund - Class C Shares
JPMorgan Diversified Mid Cap Growth Fund - Class C Shares         One Group Mid Cap Growth Fund - Class C Shares
JPMorgan Diversified Mid Cap Value Fund - Class C Shares          One Group Mid Cap Value Fund - Class C Shares
JPMorgan U.S. Real Estate Fund -- Class C Shares                  One Group Real Estate Fund -- Class C Shares
JPMorgan Small Cap Growth Fund -- Class C Shares                  One Group Small Cap Growth Fund - Class C Shares
JPMorgan Small Cap Value Fund -- Class C Shares                   One Group Small Cap Value Fund -- Class C Shares
JPMorgan Technology Fund - Class C Shares                         One Group Technology Fund - Class C Shares
JPMorgan Value Advantage Fund - Class C Shares                    N/A
JPMorgan U.S. Large Cap Core Plus Fund - Class C Shares           N/A
JPMorgan Micro Cap Fund  -- Class C Shares                        N/A
Highbridge Statistical Market Neutral Fund - Class C Shares
JPMorgan Intrepid Long/Short Fund - Class C Shares                N/A
JPMorgan Strategic Small Cap Value Fund - Class C Shares          N/A
(effective upon the effectiveness of the Fund's registration statement)

FIXED INCOME FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund -- Class C Shares                              JPMorgan Bond Fund -- Class C Shares

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan California Tax Free Bond Fund -- Class C Shares          JPMorgan California Bond Fund -- Class C Shares
JPMorgan Emerging Markets Debt Fund - Class C Shares              JPMorgan Fleming Emerging Markets Debt Fund - Class C Shares
JPMorgan Strategic Income Fund -- Class C Shares                  JPMorgan Global Strategic Income Fund -- Class C Shares (name effective until 5/19/06)
JPMorgan Intermediate Tax Free Bond Fund -- Class C Shares        JPMorgan Intermediate Tax Free Income Fund -- Class C Shares
JPMorgan New Jersey Tax Free Bond Fund -- Class C Shares          JPMorgan New Jersey Tax Free Income Fund -- Class C Shares
JPMorgan New York Tax Free Bond Fund -- Class C Shares            JPMorgan New York Intermediate Tax Free Income Fund -- Class C
                                                                  Shares
JPMorgan Arizona Municipal Bond Fund -- Class C Shares            One Group Arizona Municipal Bond Fund -- Class C Shares
JPMorgan Core Bond Fund -- Class C Shares                         One Group Bond Fund -- Class C Shares
JPMorgan Government Bond Fund -- Class C Shares                   One Group Government Bond Fund -- Class C Shares
JPMorgan High Yield Bond Fund -- Class C Shares                   One Group High Yield Bond Fund -- Class C Shares
JPMorgan Core Plus Bond Fund -- Class C Shares                    One Group Income Bond Fund -- Class C Shares
JPMorgan Intermediate Bond Fund -- Class C Shares                 One Group Intermediate Bond Fund -- Class C Shares
JPMorgan Kentucky Municipal Bond Fund-Class C Shares              One Group Kentucky Municipal Bond Fund-Class C Shares
JPMorgan Louisiana Municipal Bond Fund -- Class C Shares          One Group Louisiana Municipal Bond Fund -- Class C Shares
JPMorgan Michigan Municipal Bond Fund -- Class C Shares           One Group Michigan Municipal Bond Fund -- Class C Shares
JPMorgan Municipal Income Fund-- Class C Shares                   One Group Municipal Income Fund-- Class C Shares
JPMorgan Ohio Municipal Bond Fund -- Class C Shares               One Group Ohio Municipal Bond Fund -- Class C Shares
JPMorgan Short Duration Bond Fund - Class C Shares                One Group Short-Term Bond Fund - Class C Shares
JPMorgan Short Term Municipal Bond Fund - Class C Shares          One Group Short-Term Municipal Bond Fund - Class C Shares
JPMorgan Tax Free Bond Fund - Class C Shares                      One Group Tax-Free Bond Fund - Class C Shares
JPMorgan Treasury & Agency Fund -- Class C Shares                 One Group Treasury & Agency Fund -- Class C Shares
JPMorgan Ultra Short Term Bond Fund - Class C Shares              One Group Ultra Short-Term Bond Fund - Class C Shares
JPMorgan West Virginia Municipal Bond Fund -- Class C Shares      One Group West Virginia Municipal Bond Fund -- Class C Shares
JPMorgan Tax Aware Real Return Fund - Class C Shares              N/A
JPMorgan Real Return Fund - Class C Shares                        N/A

INVESTOR FUNDS

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund -- Class C Shares                 One Group Investor Balanced Fund -- Class C Shares
JPMorgan Investor Conservative Growth Fund -- Class C Shares      One Group Investor Conservative Growth Fund -- Class C Shares
JPMorgan Investor Growth & Income Fund -- Class C Shares          One Group Investor Growth & Income Fund -- Class C Shares
JPMorgan Investor Growth Fund -- Class C Shares                   One Group Investor Growth Fund -- Class C Shares

SMARTRETIREMENTFUNDS (EACH OF WHICH WILL BE ADDED AS OF THE EFFECTIVENESS OF THE POST-EFFECTIVE AMENDMENT ADDING THEM TO THE REGISTRATION STATEMENT)

CURRENT NAME                                                      PRIOR NAME
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement Income Fund - Class C Shares             N/A
JPMorgan SmartRetirement 2010 Fund - Class C Shares               N/A
JPMorgan SmartRetirement 2015 Fund - Class C Shares               N/A
JPMorgan SmartRetirement 2020 Fund - Class C Shares               N/A
JPMorgan SmartRetirement 2030 Fund - Class C Shares               N/A
JPMorgan SmartRetirement 2040 Fund - Class C Shares               N/A

                                     * * * *

                              J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                              J.P. MORGAN MUTUAL FUND GROUP
                              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                              UNDISCOVERED MANAGERS FUNDS
                              J.P. MORGAN FLEMING SERIES TRUST
                              J.P. MORGAN SERIES TRUST II
                              JPMORGAN TRUST I
                              JPMORGAN TRUST II
                              JPMORGAN INVESTMENT TRUST
                              EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------


                              JPMORGAN DISTRIBUTION SERVICES, INC.

                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------